FOR
Featherlite, Inc.
P. O. Box 320
Cresco, Iowa 52136
Contact: John K. Hall,
FOR IMMEDIATE RELEASE	Director of Corporate Communications,
563-547-6000

FEATHERLITE MERGER WITH UNIVERSAL TRAILER
SUBSIDIARY APPROVED BY FEATHERLITE’S SHAREHOLDERS

CRESCO, Iowa, October 11, 2006 - Featherlite, Inc. (Nasdaq: FTHR), a leading manufacturer and marketer of specialty aluminum trailers, transporters and luxury motorcoaches, announced today that its proposed merger with a subsidiary of Universal Trailer Holdings Corp. has been approved by Featherlite’s shareholders at a special meeting of shareholders held earlier today.

On July 27, 2006, Featherlite announced that it signed a definitive agreement to merge with a subsidiary of Universal Trailer. The consummation of the merger is subject to various conditions, including the closing of debt financing arrangements, the continued effectiveness of an agreement between Universal Trailer and Featherlite Coaches, Inc. and the satisfaction of all conditions to the consummation of the transaction contemplated thereby (other than the consummation of the merger), and other customary closing conditions. The proposed merger is expected to close by the end of October, 2006.

    Conrad Clement, Chairman and CEO of Featherlite, said, “We appreciate the support of our shareholders and look forward to closing the merger.”

As previously disclosed, on August 22, 2006, Featherlite received a summons and complaint in connection with a lawsuit relating to Universal Luxury Coaches, LLC. This complaint was subsequently amended to seek an injunction preventing the sale of Featherlite’s motorcoach division to Featherlite Coaches, which is planned to occur following the closing of the merger. Featherlite believes that there is no merit to the claims against it in the lawsuit and no merit to the request for an injunction, and will vigorously defend itself in the litigation. Nevertheless, the closing of the debt financing arrangements referred to above may be subject to receipt by lenders of certain assurances that Featherlite will not be subject to any liabilities arising from this litigation.

About Featherlite

With more that 75 percent of its business in the leisure, recreation and entertainment categories, Featherlite®, Inc. has highly diversified product lines offering hundreds of standard model and custom-designed aluminum specialty trailers, specialized transporters, mobile marketing trailers and luxury motorcoaches. For more information about Featherlite, please visit www.fthr.com.

Safe Harbor Statement Under the Private Securities Litigation Reform Act

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including the statement that the merger is expected to close by the end of October, 2006. These forward-looking statements are based upon current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed herein. For example, if Universal Trailer is unable to obtain sufficient financing or conditions to the sale of the motorcoach division have not been satisfied, the merger may not be consummated. In addition, the litigation described in this press release is in its early stages and, like all litigation, is inherently subject to risks and uncertainties beyond our control, including unexpected actions of the other parties or the court or the granting of the injunction referred to above. In any forward-looking statement in which Featherlite or Universal Trailer expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished. Other economic, business, competitive and/or regulatory factors that may cause actual results to differ materially from those described in the forward-looking statements are described in Featherlite’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the most recent fiscal year, its most recent Quarterly Report on Form 10-Q, and its Current Reports on Form 8-K. All forward-looking statements included in this press release are based on information available to Featherlite on the date hereof. Featherlite undertakes no obligation (and expressly disclaims any such obligation) to update forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to update reasons why actual results could differ from those anticipated in such forward-looking statements.